                                                                Exhibit 10.18A


                      FIRST AMENDMENT TO LEASE OF THE LAND


         THIS FIRST AMENDMENT TO LEASE OF THE LAND ("First Amendment") is made and entered into as of June_____, 1996, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord") , and OCTEL COMMUNICATIONS CORPORATION, a Delaware corporation ("Tenant")

         THIS FIRST AMENDMENT IS ENTERED INTO upon the basis of the following facts, understandings and intentions.

         A. Landlord and Tenant entered into that certain Lease of the Land dated as of July 6, 1995 ("Lease") , pursuant to which Landlord leased to Tenant certain Land located in Milpitas, California, as shown on Exhibit A attached hereto and incorporated herein by this reference ("Premises"). Any capitalized terms used but not defined in this First Amendment which are defined in the Lease shall have the meaning ascribed in the Lease.

         B. Landlord and Tenant may enter into a second lease of the land pursuant to which Landlord will lease to Tenant 7.5 acres of land located in Milpitas, California which is adjacent to the Premises ("Adjacent Property Lease").

         C. Landlord and Tenant have agreed to amend the Lease as set forth herein to extend the term of the Lease and cross default the Lease with the Adjacent Property Lease.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

         1. Extension of Term. The Expiration Date of the Lease as set forth in Section 1.6 of the Lease is hereby extended from July 5, 1996 to June 20, 1997.

         2. Cross Default. Tenant hereby agrees that if Landlord and Tenant enter into the Adjacent Property Lease during the Term of the Lease, the occurrence of an event which would give Landlord the right under the terms of the Adjacent Property Lease and a deed of trust executed by Tenant, as trustor, to Landlord, as beneficiary, in connection With the Adjacent Property Lease ("Adjacent Property Deed of Trust"), to exercise the remedies set forth in
Section 1951.2 or 1951.4 of the California Civil Code, whichever is applicable, cause a receiver to be appointed to take possession and control of the premises described in the Adjacent Property Lease, terminate the Adjacent Property Lease, or exercise any other rights and remedies of Landlord that arise as a result of a default by Tenant under the Adjacent Property Lease or the Adjacent Property Deed of Trust, shall constitute an Event of Default under the Lease entitling Landlord to exercise Landlord's rights and remedies under the Lease and/or the SBLF Deed of Trust.

         3. LANDLORD'S REMEDIES. The reference to "Section 16.2" in the fourth line of Section 16.3(b) of the Lease is hereby deleted and replaced with "Section 16.3(a)".

         4. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall he deemed to be an original and all of which together shall comprise but a single instrument.

         5.      REPRESENTATIONS AND WARRANTIES. Tenant represents and warrants
(1) that no Event of Default exists under the Lease as of the date hereof; and
(2) Tenant has the full right and authority to enter into this First Amendment and the persons signing this First Amendment have full power and authority to bind Tenant.

         6. EXISTING LEASE. Except to the extent specifically amended hereby, all terms and conditions of the Lease remain in full force and effect.


                        (Signatures begin on next page)

         IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date and year first written above.

                                           "TENANT"

                                           OCTEL COMMUNICATION,
                                           DELAWARE CORPORATION

                                           By: /s/  MICHAEL WEST
                                              -----------------------------
                                              Name:  Michael West
                                              Its:   President and COO




                       (Signatures continue on next page)

                                    "LANDLORD"

                                     SUMITOMO BANK, LEASING-AND FINANCE,
                                     INC., a Delaware corporation

                                     By:
                                        ---------------------------------
                                        Name:----------------------------
                                        Its:-----------------------------

                                   Exhibit A


All that certain Real Property in the City of Milpitas, County of Santa Clara, State of California, being all of Parcel 1 as shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4 and a portion of Parcel 1 as shown on that certain Parcel Map filed in Book 584 of Maps at Pages 13 and 14, described as follows:

Beginning at a point on the Southwesterly right-of-way line of Murphy Ranch Road at the Easterly corner of Parcel 1, as shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4;

Thence along said right-of-way line the following four courses:

North 33 degrees 17'44" West 87.74 feet to the beginning of a curve to the left;

Along said curve having a radius of 2370.00 feet through a central angle of 70 degrees 8'55" an arc distance of 295.70 feet;

North 40 degrees 26'39" West 708.15 feet to the beginning of curve to the right;

Along said curve having a radius of 830.00 feet through a central angel of 0 degrees 41'54" an arc distance of 10.12 feet;

Thence South 52 degrees 22'26" West 678.21 feet to the Southwesterly line of Parcel 1 as shown on that certain Parcel Map filed in Book 584 of Maps at Pages 13 and 14;

Thence along said Southwesterly line of said Parcel 1 and the Southwesterly and Southeasterly line of Parcel 1 shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4 the following five courses:

South 41 degrees 07'49" East 286.15 feet to the beginning of a curve to the left;

Along said curve having a radius of 560.00 feet through a central angle of 33 degrees 46'49" an arc distance of 330.16 feet to a point of reverse curvature;

Along a curve to the right having a radius of 500.00 feet through a central angel of 33 degrees 50'40" an arc distance of 295.35 feet to a point of compound curvature;

Along a curve to the right having a radius of 1000.00 feet through a central angle of 7 degrees 00'59" an arc distance of 122.46 feet and North 66 degrees 02'22" East 484.64 feet to the Point of Beginning.

Together with those rights to plant, cultivate, irrigate, harvest and retain crops and to construct, maintain, use, repair, replace and re-new fences, roads, streets, earth fills, sewers, water pipes, gas pipes, electric power lines, telephone lines and telegraph lines as disclosed by the Deed to the City and County of San Francisco, A Municipal Corporation, recorded March 19, 1951 in Book 2174 at Page 389, Official Records of Santa Clara County, excluding therefrom any portion thereof lying Northeasterly of the Southwesterly line of Magnolia Drive as shown on the hereinabove Parcel Maps.

RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:

Sumitomo Bank Leasing and Finance, Inc.
c/o Graham & James LLP
One Maritime Plaza, Suite 300
San Francisco, CA 94111
Attention: Bruce W. Hyman, Esq.


               FIRST AMENDMENT TO MEMORANDUM OF LEASE OF THE LAND

         THIS FIRST AMENDMENT TO MEMORANDUM OF LEASE OF THE LAND ("Memorandum of Lease") is executed as of June _______, 1996, by and between SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation ("Landlord"), and OCTEL COMMUNICATIONS CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS

         WHEREAS, Landlord and Tenant have executed that certain lease ("Lease") dated as of July 6, 1995, as amended by the First Amendment to Lease of the Land executed concurrently herewith (the "Amendment to Lease") (the "Lease" and "Amendment to Lease" are hereinafter collectively referred to as the "Lease"), covering a fee interest in certain land located on the real property located in the City of Milpitas, Santa Clara County, California as more particularly described in Schedule 1 attached hereto and incorporated herein by this reference ("Land") and the improvements which may come to be located on said Land (the Land and improvements are referred to herein as the "Premises"); and

         WHEREAS, Landlord and Tenant recorded a Memorandum of Lease of the Land on July 7, 1995, as document no. 12939853 in the Official Records of Santa Clara County, California:

         NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

         1. Demise. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to the terms, covenants and conditions contained in the Lease.

         2. Expiration Date. Pursuant to the Lease the Expiration Date as been extended to June 20, 1997.

         3. Option to Purchase. Tenant has an option to purchase the Premises, as more particularly described in the Lease, at any time during the Term (including any extension thereof).




                                       1.

        4. Restrictions on Encumbrances. Landlord is prohibited from recording against the Premises liens (including, without limitation, deeds of trust), encumbrances, and other matters that would constitute exceptions to title, and from amending or modifying any of the foregoing that may exist now or during the Term, as more particularly described in the Lease.

        5. Restrictions on Transfers by Landlord. Subject to certain exceptions, Landlord may transfer its interest in the Premises to a third party subject to the restrictions which are set forth with more particularity in the Lease.

        6. Counterparts. This Memorandum of Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the date and year first written above.

                                 TENANT:   OCTEL COMMUNICATIONS CORPORATION
                                             a Delaware Corporation

                                           By   /s/ Michael West
                                                ------------------------------
                                           Name Michael West
                                           Its  President and COO

Witnessed by:

/s/ Julie Kay Wright
- ----------------------------

                      (Signatures continued on next page)
                     (All signatures must be acknowledged)

                               LANDLORD:     SUMITOMO BANK LEASING AND
                                             FINANCE, INC., a Delaware
                                             corporation


                                             By
                                               ------------------------------
                                             Name
                                                 ----------------------------
                                             Its
                                                -----------------------------






                     (All signatures must be acknowledged)


                                       3.

                                   Schedule 1


All that certain Real Property in the City of Milpitas, County of Santa Clara, State of California, being all of Parcel 1 as shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4 and a portion of Parcel 1 as shown on that certain Parcel Map filed in Book 584 of Maps at Pages 13 and 14, described as follows:

Beginning at a point on the Southwesterly right-of-way line of Murphy Ranch Road at the Easterly corner of Parcel 1, as shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4;

Thence along said right-of-way line the following four courses:

North 33 degrees 17'44" West 87.74 feet to the beginning of a curve to the left;

Along said curve having a radius of 2370.00 feet through a central angle of 7 degrees 08'55" an arc ID distance of 295.70 feet;

North 40 degrees 26'39" West 708.15 feet to the beginning of curve to the right;

Along said curve having a radius of 830.00 feet through a central angle of 0 degrees 41'54" an arc distance of 10.12 feet;

Thence South 52 degrees 22'26" West 678.21 feet to the Southwesterly line of Parcel 1 as shown on that certain Parcel Map filed in Book 584 of Maps at Pages 13 and 14;

Thence along said Southwesterly line of said Parcel 1 and the Southwesterly and Southeasterly line of Parcel 1 shown on that certain Parcel Map filed in Book 535 of Maps at Pages 3 and 4 the following five courses:

South 41 degrees 07'49" East 286.15 feet to the beginning of a curve to the left;

Along said curve having a radius of 560.00 feet through a central angle of 33 degrees 46'49" an arc distance of 330.16 feet to a point of reverse curvature;

Along a curve to the right having a radius of 500.00 feet through a central angel of 33 degrees 50'40" an arc distance of 295.35 feet to a point of compound curvature;

Along a curve to the right having a radius of 1000.00 feet through a central angle of 7 degrees 00'59" an arc distance of 122.46 feet and North 66 degrees 02'22" East 484.64 feet to the Point of Beginning.

Together with those rights to plant, cultivate, irrigate, harvest and retain crops and to construct maintain, use, repair, replace and re-new fences, roads, streets, earth fills, sewers, water pipes, gas pipes, electric power lines, telephone lines and telegraph lines as disclosed by the Deed to the City and County of San Francisco, A Municipal Corporation, recorded March 19, 1951 in Book 2174 at Page 389, Official Records of Santa Clara County, excluding therefrom any portion thereof lying Northeasterly of the Southwesterly line of Magnolia Drive as shown on the hereinabove Parcel Maps.


                                       4.

SUBSCRIBING-WITNESS CERTIFICATE ("WITNESS JURAT

State of   CALIFORNIA
         ------------------------------
County of SANTA CLARA
         ------------------------------

On this the           2       day of        July          19   96, before me,
the undersigned Notary Public, personally appeared    JULIA KAY WRIGHT NAME OF
                                                         SUBSCRIBING WITNESS

[ ] personally known to me - OR - ______________________________ who is
                             NAME OF PERSON (CREDIBLE WITNESS) WHO
                                 IDENTIFIES SUBSCRIBING WITNESS

personally known to me, to be the person whose name is subscribed to the within instrument as a witness thereto, who, being by me duly sworn, deposes and says that ___________ (he/she) was present and saw MICHAEL WEST
                                   NAME OF ABSENT PRINCIPAL SIGNER

the same person described in and whose name is subscribed to the within and annexed instrument as a party thereto, execute the same, and that said affiant subscribed ________ (his/her) name to the within instrument as a witness at the request of

        MICHAEL WEST
- ---------------------------------
NAME OF PRINCIPAL SIGNER (AGAIN)

- ---------------------------------
SIGNATURE OF NOTARY


                                        OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER (PRINCIPAL)         DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL                                First Amendment to Memorandum
[X]  CORPORATE OFFICER                         of Lease of the Land

       PRESIDENT AND CEO                     ---------------------------------
- ---------------------------------                 TITLE OR TYPE OF DOCUMENT
           TITLE(S)


[ ]  PARTNER(S)    [ ] LIMITED
                   [ ] GENERAL                               4
                                             ---------------------------------
[ ]  ATTORNEY-IN-FACT                                   NUMBER OF PAGES
[ ]  TRUSTEE(S)
[ ]  GUARDIAN/CONSERVATOR
[ ]  OTHER:---------------------------------              June 1996
     ---------------------------------------      -----------------------------
     ---------------------------------------             DATE OF DOCUMENT

ABSENT SIGNER (PRINCIPAL) IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

OCTEL COMMUNICATIONS CORP
- --------------------------------------------
- --------------------------------------------   ---------------------------------
                                                SIGNER(S) OTHER THAN NAMED ABOVE


C 1993 NATIONAL NOTARY ASSOCIATION . 8236 Remmet Ave., P.O. Box 7184 - Canoga Park, CA 91309-71 84,